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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) - February 20, 1997




                         J. C. PENNEY COMPANY, INC.
           (Exact name of registrant as specified in its charter)





       Delaware                         1-777                    13-5583779

(State or other jurisdiction          (Commission               (IRS Employer
  of incorporation)                     File No.)            Identification No.)


 6501 Legacy Drive
 Plano, Texas                                                     75024-3698

(Address of principal                                             (Zip code)
 executive offices)

Registrant's telephone number, including area code: (972) 431-1000
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Item 5.  Other Events.

         On February 20, 1997, J. C. Penney Company, Inc. (the "Company") entered into an Underwriting Agreement with Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") for the sale of $500,000,000 aggregate principal amount of its 7 5/8% Debentures Due 2097 (the "Debentures") at a price to the public of 100% of the principal amount thereof. The closing of the sale was held on February 25, 1997. The Debentures are being issued pursuant to Registration Statement No. 333-06883, which was filed with the Securities and Exchange Commission (the "Commission") on June 26, 1996 and became effective on July 2, 1996, and the Prospectus dated July 2, 1996, as supplemented by the Prospectus Supplement dated February 20, 1997, which were filed with the Commission on February 21, 1997. Pursuant to the Registration Statement, debt securities were registered for offering under the Securities Act of 1933, as amended, on a continuous or delayed basis pursuant to the provisions of Rule 415.


Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 1 Underwriting Agreement among J. C. Penney Company, Inc. and the Underwriters (dated February 20, 1997).

                 4(a)     Form of 7 5/8% Debenture.

                 5 Opinion of C. R. Lotter with respect to the validity of the Debentures.

                23(a)     Consent of C. R. Lotter (included in Exhibit 5)
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             J. C. PENNEY COMPANY, INC.


                                             /s/ R. B. Cavanaugh
                                             ----------------------------
                                             R. B. Cavanaugh
                                             Vice President and Treasurer

Date:  February 25, 1997
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                                 Exhibit Index

  Exhibit
  Number        Description
  ------        -----------
   1            Underwriting Agreement among J. C. Penney Company, Inc. and the Underwriters (dated February 20, 1997).

   4(a)         Form of 7 5/8% Debenture.

   5 Opinion of C. R. Lotter with respect to the validity of the Debentures.

  23(a)         Consent of C. R. Lotter (included in Exhibit 5)